                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 FORM 8 - K/A
                               (AMENDMENT NO. 1)

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  FEBRUARY 24, 1995






                             KANEB SERVICES, INC.

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            (Exact name of registrant as specified in its charter)



                                   DELAWARE
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                (State or other jurisdiction of incorporation)

     1-5083                                                 74-1191271
(Commission File Number)                     (IRS Employer Identification No.)


      2435 N. Central Expressway, Seventh Floor, Richardson, Texas  75080
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:       (214) 699-4000
                                                    -------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



      (b)   Pro forma financial information.

                                   SIGNATURE
                                   ---------


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          KANEB SERVICES, INC.
                                          --------------------
                                          (Registrant)




Date:  August 28, 1995                      /s/ Tony M. Regan
                                           -------------------
                                           Tony M. Regan
                                           Controller

                             KANEB SERVICES, INC.

                        PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)



In February 1995, Kaneb Services, Inc. ("Kaneb") acquired, through its interest in Kaneb Pipe Line Partners, L.P., the refined petroleum product pipeline assets (the "West Pipeline") of Wyco Pipe Line Company for $27.1 million. The West Pipeline was owned 60% by a subsidiary of GATX Terminals Corporation and 40% by a subsidiary of Amoco Pipe Line Company. The acquisition was financed by the sale of $27 million of first mortgage notes to three insurance companies. The assets acquired from Wyco Pipe Line Company did not include certain assets that were leased to Amoco Pipe Line Company, and the purchase agreement did not provide for either (i) the continuation of an arrangement with Amoco Pipe Line Company for the monitoring and control of pipeline flows or (ii) the extension or assumption of certain credit agreements that Wyco Pipe Line Company had with its shareholders.

The following unaudited pro forma financial statements for Kaneb have been derived from the audited historical financial statements of Kaneb and Wyco Pipe Line Company for the year ended December 31, 1993 and the unaudited financial statements for the nine month period ended September 30, 1994. The following unaudited pro forma financial statements have been compiled as if Kaneb acquired the pipeline assets of the West Pipeline on the date of the balance sheet or as of the beginning of the period for income statement purposes. The unaudited pro forma financial statements should be read in conjunction with the notes accompanying such unaudited pro forma financial statements and with the audited historical financial statements and related notes of Kaneb and Wyco Pipe Line Company.

The unaudited pro forma financial statements may not be indicative of the results that would have occurred if Kaneb had acquired the pipeline assets of the West Pipeline on the dates indicated or which will be obtained in the future.

                             KANEB SERVICES, INC.
                         PRO FORMA STATEMENTS OF INCOME
                         YEAR ENDED DECEMBER 31, 1993
                    (In Thousands, except per unit amounts)
                                  (Unaudited)

                                                              Kaneb          West Pipeline      Acquisition              Pro
                                                            Historical        Historical        Adjustments             Forma
                                                          --------------     -------------     -------------       --------------

Revenues                                                    $   198,549        $   16,602        $   ( 5,006)  (a)   $   210,145
                                                          --------------     -------------     -------------       --------------

Costs and expenses:
 Operating costs                                                153,231             5,839               -                159,070
 Depreciation                                                    11,655               841              (137)  (b)         12,359
 General and administrative                                       4,133               664               -                  4,797
                                                          --------------     -------------     -------------       --------------

  Total costs and expenses                                      169,019             7,344              (137)             176,226
                                                          --------------     -------------     -------------       --------------

Operating income                                                 29,530             9,258            (4,869)              33,919

Interest income                                                     307                43               -                    350

Other income (expense)                                             (514)              129               -                   (385)

Interest expense                                                (13,559)              (13)           (2,247)  (c)        (15,819)

Amortization of excess of cost over fair value
 of net assets of acquired business                              (1,845)              -                 -                 (1,845)
                                                          --------------     -------------     -------------       --------------

Income before minority interest, income taxes and
  gain on issuance of units by partnership                       13,919             9,417            (7,116)              16,220

Minority interest in net income                                 (10,989)                -                 -              (10,989)

Income taxes                                                     (1,898)           (3,335)            3,222   (d)         (2,011)

Gain on issuance of units by partnership                         15,122                 -                 -               15,122
                                                          --------------     -------------     -------------       --------------

Net income                                                  $    16,154        $    6,082        $   (3,894)         $    18,342
                                                          ==============     =============     =============       ==============

Earnings per common share -
 primary and fully diluted                                  $      0.46                                              $      0.53
                                                          ==============                                           ==============

                             KANEB SERVICES, INC.
                        PRO FORMA STATEMENTS OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1994
                    (In Thousands, except per unit amounts)
                                  (Unaudited)



                                                                      Kaneb     West Pipeline   Acquistion          Pro
                                                                   Historical    Historical     Adjustments         Forma
                                                                  ------------  ------------   -------------     ------------


Revenues                                                           $  156,460   $     9,461    $         -        $  165,921
                                                                  ------------  ------------   ------------      ------------

Costs and expenses:
  Operating costs                                                     119,549         3,438            -             122,987
  Depreciation                                                          9,352           629           (101) (b)        9,880
  General and administative                                             3,061           909            -               3,970
                                                                  ------------  ------------   ------------      ------------

     Total costs and expenses                                         131,962         4,976           (101)          136,837
                                                                  ------------  ------------   ------------      ------------

Operating income                                                       24,498         4,485            101            29,084

Other income (expense)                                                     78           583            -                 661

Interest expense                                                      (10,033)          -           (1,695) (c)      (11,728)

Amortization of excess of cost over fair value
  of net assets of acquired business                                   (1,386)          -              -              (1,386)
                                                                  ------------  ------------   ------------      ------------

Income before minority interest and income taxes                       13,157         5,068         (1,594)           16,631

Minority interest in net income                                        (9,400)          -              -              (9,400)

Income taxes                                                           (1,835)       (1,965)        (1,808) (d)       (1,992)
                                                                  ------------  ------------   ------------      ------------
Net income                                                         $    1,922   $     3,103       $    214        $    5,239
                                                                  ============  ============   ============      ============
Earnings per common share - primary
  and fully diluted                                                $     0.03                                     $     0.13
                                                                  ============                                   ============

                             KANEB SERVICES, INC.
                           PRO FORMA BALANCE SHEETS
                              SEPTEMBER 30, 1994
                                (In Thousands)
                                  (Unaudited)


                                                                    Kaneb               Acquistion                  Pro
                                                                  Historical           Adjustments                 Forma
                                                                 -------------        -------------           ----------------

                                                                 ASSETS
Current assets:
   Cash and cash equivalents                                     $     13,472         $      2,047     (e)      $      15,519
   Accounts receivable, trade                                          31,597                                          31,597
   Inventories                                                          5,775                  -                        5,775
   Prepaid expenses and
      other current assets                                              6,631                  -                        6,631
                                                                 -------------        -------------           ----------------
         Total current asstes                                          57,475                2,047                     59,522
                                                                 -------------        -------------           ----------------

Property and equipment, net                                           162,930               28,161     (a)            191,091
                                                                 -------------        -------------           ----------------
Excess of cost over fair value of net
  assets of acquired business                                          67,338                    -                     67,338
                                                                 -------------        -------------           ----------------
Other assets                                                            4,953                    -                      4,953
                                                                 -------------        -------------           ----------------

                                                                 $    292,696         $     30,208              $     322,904
                                                                 =============        =============           ================


                                                      LIABILITIES AND EQUITY

Current Liabilities:
   Current portion of long-term debt                             $     14,847         $        -                $      14,847
   Accounts payable                                                    11,608                  -                       11,608
   Accrued expenses                                                    24,607              $ 1,296     (f)             25,903
   Accrued distribution payable                                         4,021                  -                        4,021
                                                                 -------------        -------------           ----------------
      Total current liabilities                                        55,083                1,296                     56,379
                                                                 -------------        -------------           ----------------

Long-term debt, less current portion                                  146,265               27,000     (g)            173,265
                                                                 -------------        -------------           ----------------
Net liabilities of discontinued operations                              4,342                  -                        4,342
                                                                 -------------        -------------           ----------------
Deferred income taxes and other liabilities                             5,730                1,912     (h)              7,642
                                                                 -------------        -------------           ----------------
Minority interest                                                      62,633                  -                       62,633
                                                                 -------------        -------------           ----------------
Commitments and contingencies
Stockholders' equity                                                   18,643                  -                       18,643
                                                                 -------------        --------------          ----------------
                                                                 $    292,696         $     30,208            $       322,904
                                                                 =============        ==============          ================

                             Kaneb Services, Inc.

                    Notes to Pro Forma Financial Statements



(a) Represents the preliminary allocation of the estimated fair market value of the acquired assets and elimination of the historical gain on an asset sale in 1993, however, the internal valuation of the assets is not complete as of the date of this filing.

(b) Represents adjustments to the depreciation and amortization of the acquired assets.

(c) Represents interest expense on $27 million of acquisition debt at 8.37% per annum.

(d)  Federal income tax expense has been eliminated.

(e)  Represents cash received from seller to settle liabilities acquired.

(f)  Represents liabilities assumed and accrued acquisition costs

(g) Represents the issuance of $27 million of long-tern debt, incurred in connection with the acquisition of the West Pipeline.

(h)  Represents liabilities assumed in connection with the acquisition.